Subsequent Event	3 Months Ended
Mar. 31, 2013
Subsequent Event [Abstract]
Subsequent Event

13.         Subsequent Event

On June 28, 2013, the Company and its wholly-owned subsidiaries, entered into agreements that consolidated its bank lending arrangements in the United States and Canada with the Bank of Montreal.

In the United States, the Company's and its wholly-owned U.S. subsidiaries, Pioneer Critical Power Inc. and Jefferson Electric, Inc., entered into a credit agreement (the "Credit Agreement") with Bank of Montreal, Chicago Branch (the "Bank"), pursuant to which the Bank made certain credit facilities available to the Company. The Credit Agreement consists of a $10.0 million demand revolving credit facility that was used to pay off in full all amounts previously outstanding under the U.S. Facilities between Jefferson Electric, Inc. and Johnson Bank and will be used to finance ongoing operations; and a $6.0 million term loan facility, with principal repayments becoming due on a five year amortization schedule, that is to be used to finance certain permitted acquisitions by the Company and its subsidiaries.

The Credit Agreement requires the Company's U.S. operations to comply with various financial covenants, including (a) maintaining a minimum fixed charge coverage ratio of (i) 1.25 for fiscal quarters ending June 30, 2013 to December 31, 2013, and (ii) 1.35 for fiscal quarters ending on or after March 31, 2014, (b) limiting funded debt to less than 50% of capitalization, and (c) maintaining a maximum funded debt to Adjusted EBITDA ratio of (i) 5.25 for the fiscal quarters ending June 30, 2013 to December 31, 2013, (ii) 5.00 for the fiscal quarter ending March 31, 2014, (iii) 4.50 for the fiscal quarter ending June 30, 2014, (iv) 4.00 for the fiscal quarter ending September 30, 2014, and (v) 3.75 for fiscal quarters ending on or after December 31, 2014. The Credit Agreement also restricts the Company's ability to incur indebtedness, create or incur liens, make investments, make distributions or dividends and enter into merger agreements or agreements for the sale of any or all the Company's assets.

Borrowings under the demand revolving credit facility bear interest, at the Company's option, at the Bank's prime rate plus 1.00% per annum on U.S. prime rate loans, or an adjusted LIBOR rate plus 2.25% per annum on Eurodollar loans. Borrowings under the term loan facility bear interest, at the Company's option, at the Bank's prime rate plus 1.25% per annum on U.S. prime rate loans, or an adjusted LIBOR rate plus 2.50% per annum on Eurodollar loans. In addition, the term loan facility is subject to a standby fee from June 28, 2013 to December 28, 2013, which is calculated monthly, using the unused portion of the facility, at a rate of 0.625% per annum.

The Company's obligations under the Credit Agreement are guaranteed by its wholly-owned U.S. subsidiaries, Pioneer Critical Power Inc. and Jefferson Electric, Inc. In addition, the Company and its wholly-owned U.S. subsidiaries granted a security interest in substantially all of their assets, including 65% of the shares of Pioneer Electrogroup Canada Inc. held by the Company, to secure its obligations for borrowed money under the Credit Agreement.

Also On June 28, 2013, the Company's wholly-owned subsidiaries Pioneer Electrogroup Canada Inc., Pioneer Transformers Ltd. and Bemag Transformer Inc. entered into an amended and restated letter loan agreement with Bank of Montreal that amended and restated the existing letter loan agreement between the parties and provided for, among other things, an additional six months to borrow any amounts not already drawn under Facility C. In addition, the Company entered into a guaranty agreement to guarantee the obligations under the amended and restated letter loan agreement.